Exhibit 10.1
Execution Version
AMENDMENT NO. 4
Dated as of July 25, 2011
in relation to
SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
Dated as of July 28, 2008
THIS AMENDMENT NO. 4 (this “Amendment”) dated as of July 25, 2011 is entered into by and among (i) MEDCO HEALTH RECEIVABLES, LLC, a Delaware limited liability company (the “Seller”), (ii) MEDCO HEALTH SOLUTIONS, INC., a Delaware corporation (the “Servicer”), (iii) the “Conduit Purchasers” identified on the signature pages hereto, (iv) the “Committed Purchasers” identified on the signature pages hereto, (v) the “Managing Agents” identified on the signature pages hereto, and (vi) CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS
A. Reference is made to that certain Second Amended and Restated Receivables Purchase Agreement, dated as of July 28, 2008, among the Seller, the Servicer, the “Conduit Purchasers”, “Committed Purchasers” and “Managing Agents” from time to time parties thereto and the Administrative Agent (as amended through the date hereof, the “Receivables Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Purchase Agreement.
B. The parties hereto have agreed to amend the Receivables Purchase Agreement on the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendment to Receivables Purchase Agreement. Effective upon the satisfaction of the conditions specified in Section 3 below, the Receivables Purchase Agreement is hereby amended as follows:
1.1 Section 2.17 of the Receivables Purchase Agreement is amended to delete the phrase “not less than three (3) Business Days’ prior written notice” in its entirety and to insert in the place thereof the phrase “not less than two (2) Business Days’ prior written notice”.

1.2 The definition of “Bad Debts Reserve” appearing in Schedule I of the Receivables Purchase Agreement is amended and restated in its entirety to read as follows:
“Bad Debts Reserve” means the amount of the reserve established by the Servicer (in accordance with GAAP and, to the extent consistent with GAAP, in a manner consistent with the practices of the Originator in effect on the Initial Closing Date and reflected as “Allowance for Doubtful Items/Bad Debts Reserve” in the Servicer’s accounting general ledger) that the Servicer has determined to be a collection risk with respect to Receivables (or a portion thereof) that (i) are unpaid 91 days or more from the original invoice date of such Receivables, (ii) have been billed but which are unpaid less than 91 days from the original invoice date of such Receivables, or (iii) have been accrued for but have not yet been billed.
1.3 The definition of “Concentration Limit” appearing in Schedule I of the Receivables Purchase Agreement is amended and restated in its entirety to read as follows:
“Concentration Limit” means, at any time for any Obligor:
(a) if such Obligor has Short-Term Debt Ratings of A-1 or better from S&P and P-1 from Moody’s, an amount equal to the product of (i) the Loss Reserve Percentage Floor and (ii) the Net Receivables Pool Balance at such time;
(b) if such Obligor has Short-Term Debt Ratings of A-2 or better from S&P and P-2 or better from Moody’s (and clause (a) does not apply), an amount equal to the product of (i) 50%, (ii) the Loss Reserve Percentage Floor and (iii) the Net Receivables Pool Balance at such time;
(c) if such Obligor has Short-Term Debt Ratings of A-3 or better from S&P and P-3 or better from Moody’s (and clauses (a) and (b) do not apply), an amount equal to the product of (i) 33 1/3%, (ii) the Loss Reserve Percentage Floor and (iii) the Net Receivables Pool Balance at such time; and
(d) in the case of any other Obligor, 4% of the Net Receivables Pool Balance at such time (the “Normal Concentration Limit”);
provided, however, that, notwithstanding the foregoing, the Administrative Agent (acting either on its own initiative or at the direction of any Managing Agent) may at any time reduce the Concentration Limit of an Obligor described in clause (a), (b) or (c) above to the Normal Concentration Limit upon not less than three (3) Business Days’ notice to the Servicer. In the case of an Obligor and its Affiliates, the Concentration Limit shall be calculated as if such Obligor and such Affiliates were a single Obligor (including the effect of any merger or consolidation). If an Obligor has a Short-Term Debt Rating from only one of S&P and Moody’s, then the Concentration Limit shall be determined by reference to such Short-Term Debt Rating. If an Obligor does not have a Short-Term Debt Rating from either S&P or Moody’s, then the Concentration Limit for such Obligor will be determined pursuant to clause (d) above.

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1.4 The definition of “Deemed Loss Ratio” appearing in Schedule I of the Receivables Purchase Agreement is amended and restated in its entirety to read as follows:
“Deemed Loss Ratio” means the ratio (expressed as a percentage) computed as of each Monthly Reporting Date for the Current Calculation Period by dividing (i) the sum of (a) the aggregate Outstanding Balance of all Receivables as of the end of the Current Calculation Period that remained unpaid more than 90 days from their original due dates but less than 121 days from their original due dates and (b) (without duplication) the aggregate Outstanding Balance of all Receivables that were (or which, pursuant to the Credit and Collection Policy, should have been) written-off during the Current Calculation Period for credit reasons and which were less than 91 days from their original due dates at the time such write-off occurred by (ii) the aggregate amount of Accruals that arose during the tenth (10th) Calculation Period immediately prior to the Current Calculation Period.
1.5 The definition of “Default Ratio” appearing in Schedule I of the Receivables Purchase Agreement is amended and restated in its entirety to read as follows:
“Default Ratio” means the ratio (expressed as a percentage) computed as of each Monthly Reporting Date for the immediately preceding Calculation Period by dividing (i) the aggregate Outstanding Balance of all Receivables that were Defaulted Receivables as of the last day of such Calculation Period (excluding, for the avoidance of doubt, any Defaulted Receivables that were written off as uncollectible in a prior Calculation Period in accordance with the Credit and Collection Policy) by (ii) the aggregate Outstanding Balance of all Receivables that have been billed as of the last day of such Calculation Period.
1.6 The definition of “Defaulted Receivable” appearing in Schedule I of the Receivables Purchase Agreement is amended and restated in its entirety to read as follows:
“Defaulted Receivable” means a Receivable: (i) which remains unpaid for more than 90 days from the original due date for such Receivable; (ii) as to which an Event of Bankruptcy has occurred and is continuing with respect to the Obligor thereof; or (iii) which, in accordance with the Credit and Collection Policy, has been or should be written off as uncollectible.
1.7 The definition of “Dilution Horizon” appearing in Schedule I of the Receivables Purchase Agreement is amended and restated in its entirety to read as follows:
“Dilution Horizon” means, as of any Monthly Reporting Date and continuing until (but not including) the next Monthly Reporting Date, a number equal to a fraction, (i) the numerator of which is the aggregate original Outstanding Balance of all Accruals during the four most recent Calculation Periods immediately preceding such earlier Monthly Reporting Date and (ii) the denominator of which the Net Receivables Pool Balance as of the end of the Current Calculation Period.
1.8 The definition of “Loss Horizon Ratio” appearing in Schedule I of the Receivables Purchase Agreement is amended and restated in its entirety to read as follows:
“Loss Horizon Ratio” means, as of any Monthly Reporting Date and continuing until (but not including) the next Monthly Reporting Date, the amount obtained by dividing (i) the aggregate Accruals which arose during the ten (10) Calculation Periods immediately preceding such earlier Monthly Reporting Date by (ii) the Net Receivables Pool Balance as of the end of the Current Calculation Period.

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1.9 The definition of “Loss Reserve Percentage” appearing in Schedule I of the Receivables Purchase Agreement is amended and restated in its entirety to read as follows:
“Loss Reserve Percentage” means, on any date, the greatest of (i) the Dynamic Loss Reserve Ratio, (ii) five times the Normal Concentration Limit and (iii) the Loss Reserve Percentage Floor.
1.10 The definition of “Scheduled Commitment Termination Date” appearing in Schedule I of the Receivables Purchase Agreement is amended to change the date set forth therein from “July 25, 2011” to “July 23, 2012”.
1.11 Clause (d) of the definition of “Termination Date” appearing in Schedule I of the Receivables Purchase Agreement is amended to change the date set forth therein from “July 25, 2011” to “July 23, 2012”.
1.12 Schedule I of the Receivables Purchase Agreement is amended to add the following new defined term in the appropriate alphabetical order:
“Short-Term Debt Rating” for any Person at any time, means the then-current published rating by S&P or Moody’s of such Person’s short-term senior unsecured non-credit-enhanced debt.
1.13 Schedule II of the Receivable Purchase Agreement is amended and restated in its entirety as set forth on Exhibit A hereto.
SECTION 2. Covenants, Representations and Warranties.
2.1 Upon the effectiveness of this Amendment, each of the Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the Receivables Purchase Agreement (amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.
2.2 Each of the Seller and the Servicer hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or event or circumstance which, with the giving of notice or the passage of time, or both, would constitute a Termination Event shall exist under the Receivables Purchase Agreement.
SECTION 3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of (x) copies of this Amendment duly executed by the Seller, the Servicer, the Administrative Agent, each Managing Agent and each Purchaser and (y) copies of the Sixth Amended and Restated Fee Letter of even date herewith duly executed by the Seller, the Managing Agents and the Administrative Agent.

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SECTION 4. Reference to and Effect on the Transaction Documents.
4.1 Upon the effectiveness of this Amendment, each reference in the Receivables Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby, and each reference to the Receivables Purchase Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Purchase Agreement shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.
4.2 Except as specifically amended hereby, the Receivables Purchase Agreement, the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser, any Managing Agent or the Administrative Agent under the Receivables Purchase Agreement, the other Transaction Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.
SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

MEDCO HEALTH RECEIVABLES, LLC, as Seller
By:	/s/ Peter Gaylord
	Name:	Peter Gaylord
	Title:	President & Treasurer

MEDCO HEALTH SOLUTIONS, INC., as Servicer
By:	/s/ Leonard Brooks
	Name:	Leonard Brooks
	Title:	Assistant Treasurer
Signature Page to Amendment No. 4

CAFCO, LLC, as a Conduit Purchaser
By:	Citibank, N.A., as administrator

By:	/s/ Kosta Karantzoulis
	Name:	Kosta Karantzoulis
	Title:	Vice President

CITIBANK, N.A., as the Administrative Agent, as a Managing Agent and as a Committed Purchaser
By:	/s/ Kosta Karantzoulis
	Name:	Kosta Karantzoulis
	Title:	Vice President
Signature Page to Amendment No. 4

VICTORY RECEIVABLES CORPORATION, as a Conduit Purchaser
By:	/s/ David V. DeAngelis
	Name:	David V. DeAngelis
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Managing Agent
By:	/s/ Hideo Tanaka
	Name:	Hideo Tanaka
	Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Committed Purchaser
By:	/s/ B. McNany
	Name:	B. McNany
	Title:	Vice President
Signature Page to Amendment No. 4

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser
By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Committed Purchaser
By:	/s/ Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director
Signature Page to Amendment No. 4

Exhibit A
to
Amendment No. 4 to Second Amended and Restated Receivables Purchase Agreement
[Attached]

SCHEDULE II
PURCHASER GROUPS
Purchaser Group Managing Agent: Citibank, N.A.

Committed Purchaser: Citibank, N.A.	Commitment: $250,000,000
390 Greenwich Street, 1st Floor
Global Securitized Products
New York, New York 10013
Attention: Linda Moses
Telephone: (212) 723-3723
Telecopy: (914) 899-7903

Conduit Purchaser: CAFCO, LLC	Conduit Purchase Limit: $250,000,000
390 Greenwich Street, 1st Floor
Global Securitized Products
New York, New York 10013
Attention: Linda Moses
Telephone: (212) 723-3723
Telecopy: (914) 899-7903
Managing Agent: Citibank, N.A.
750 Washington Boulevard, 8th Floor
Global Securitized Products
Stamford, Connecticut 06901
Attention: Robert Kohl
Telephone: (203) 975-6383
Telecopy: (914) 899-7903
with a copy to:
390 Greenwich Street, 1st Floor
Global Securitized Products
New York, New York 10013
Attention: Linda Moses
Telephone: (212) 723-3723
Telecopy: (914) 899-7903
Purchaser Group’s Account:
Citibank, N.A.
ABA # 021-000-089
Account # 4063-6695
Account Name: CAFCO Redemption Account
Attention: Maryjo Gavigan

Purchaser Group Managing Agent: The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch

Committed Purchaser: The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	Commitment: $200,000,000
1251 Avenue of the Americas, 12th Floor
New York, New York 10020
Attention: Luna K. Mills
Telephone: (212) 782-6959
Telecopy: (212) 782-6448

Conduit Purchaser: Victory Receivables Corporation	Conduit Purchase Limit: $200,000,000
c/o The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
New York Branch
1251 Avenue of the Americas, 12th Floor
New York, New York 10020
Attention: Nicolas Mounier
Telephone: (212) 782-5980
Telecopy: (212) 782-6448
Managing Agent: The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
1251 Avenue of the Americas, 12th Floor
New York, New York 10020
Attention: Nicolas Mounier
Telephone: (212) 782-5980
Telecopy: (212) 782-6448
Purchaser Group’s Account
To: Deutsche Bank Trust Company Americas
ABA No.: 021-001-033
A/C Name: Corporate Trust & Agency Services
A/C No.: 01419647
Ref: Victory Receivables / Medco

Purchaser Group Managing Agent: The Bank of Nova Scotia

Committed Purchaser: The Bank of Nova Scotia	Commitment: $150,000,000
Scotia Capital
711 Louisiana, Suite 1400
Houston, Texas 77002
Attention: John Frazell
Telephone: (713) 759-3426
Telecopy: (713) 752-2425
Email: john_frazell@scotiacapital.com
with a copy to:
One Liberty Plaza
New York, New York 10006
Attention: Darren Ward
Telephone: (212) 225-5264
Telecopy: (212) 225-5274

Conduit Purchaser: Liberty Street Funding LLC	Conduit Purchase Limit: $150,000,000
Global Securitization Services, LLC
114 West 47th Street, Suite 2310
New York, New York 10036
Attention: Jill A. Russo
Telephone: (212) 295-2742
Telecopy: (212) 302-8767
with copies to:
One Liberty Plaza
New York, New York 10006
Attention: Darren Ward
Telephone: (212) 225-5264
Telecopy: (212) 225-5274
Scotia Capital
711 Louisiana, Suite 1400
Houston, Texas 77002
Attention: John Frazell
Telephone: (713) 759-3426
Telecopy: (713) 752-2425
Email: john_frazell@scotiacapital.com

Managing Agent: The Bank of Nova Scotia
Scotia Capital
711 Louisiana, Suite 1400
Houston, Texas 77002
Attention: John Frazell
Telephone: (713) 759-3426
Telecopy: (713) 752-2425
Email: john_frazell@scotiacapital.com
with copies to:
One Liberty Plaza
New York, New York 10006
Attention: Vilma Pindling
Telephone: (212) 225-5410
Telecopy: (212) 225-6465
One Liberty Plaza
New York, New York 10006
Attention: Judy Bookal
Telephone: (212) 225-5462
Telecopy: (212) 225-5290
One Liberty Plaza
New York, New York 10006
Attention: Darren Ward
Telephone: (212) 225-5264
Telecopy: (212) 225-5274
and
One Liberty Plaza
New York, New York 10006
Attention: William Sun
Telephone: (212) 225-5331
Telecopy: (212) 225-5290
Purchaser Group’s Account:
The Bank of Nova Scotia — New York Agency
ABA#: 026 — 002532
Account: Liberty Street Funding LLC
Acct#: 2158-13
Aggregate Commitment: $600,000,000
Purchase Limit: $600,000,000